SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 28, 2011

PHOENIX FOOTWEAR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-31309	15-0327010
(Commission File Number)	(IRS Employer Identification No.)

5937 Darwin Court, Suite 109, Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (760) 602-9688

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07	Submission of Matters to a Vote of Security Holders.

A Special Meeting of Stockholders of Phoenix Footwear Group, Inc., a Delaware corporation (“Phoenix Footwear” or “Company”), was held on January 28, 2011 at the Company’s offices, 5840 El Camino Real, Suite 106, Carlsbad, California 92008 (the “Special Meeting”). At the Special Meeting, the stockholders of Phoenix Footwear approved two amendments to the Company’s Certificate of Incorporation (the “Amendments”) to effect a 1-for-200 reverse stock split of the Company’s common stock, par value $0.01 per share (“Common Stock”) (the “Reverse Split”) and provide for the provision of a cash payment of $0.75 per pre-Reverse Split share in lieu of fractional post-Reverse Split shares resulting therefrom to registered stockholders owning fewer than 200 shares of record prior to the effectiveness of the Reverse Split, followed immediately thereafter by a 200-for-1 forward stock split (the “Forward Split” and, together with the Reverse Split, the “Reverse/Forward Stock Split”). The approval of the Amendments required the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote thereon. There were 8,191,191 shares of Common Stock entitled to vote at the Special Meeting. The sole proposal voted on by the stockholders of Phoenix Footwear was as follows:

To amend the Certificate of Incorporation to effect the Reverse/Forward Stock Split:

For	Against	Abstain	Broker Non-votes
4,485,476	980,443	7,070	0

On January 31, 2011, the Company issued a press release regarding the results of the vote held at the Special Meeting and the anticipated filing of the Amendments. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On January 31, 2011, the Company filed the Amendments with the Delaware Secretary of State to effect the Reverse Split and the Forward Split. The Amendments were effective upon filing. As a result, the Reverse Split was effective at 11:58 p.m. on the date of filing, and the Forward Split was effective immediately thereafter at 11:59 p.m.

Copies of the Amendments effecting the Reverse Split and the Forward Split are attached as Exhibits 3.1 and 3.2, respectively, to this report, and are each incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment, filed with the Delaware Secretary State on January 31, 2011

3.2	Certificate of Amendment, filed with the Delaware Secretary State on January 31, 2011

99.1	Press Release dated January 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX FOOTWEAR GROUP, INC.

Date: February 3, 2011	By:	/s/ Dennis T. Nelson
	Name:	Dennis T. Nelson
	Title:	Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment, filed with the Delaware Secretary State on January 31, 2011

3.2	Certificate of Amendment, filed with the Delaware Secretary State on January 31, 2011

99.1	Press Release dated January 31, 2011